UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2018

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 BALLANTYNE CORPORATE PLACE, SUITE 700 CHARLOTTE, NORTH CAROLINA	28277
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (704) 625-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 19, 2018, Babcock & Wilcox Enterprises, Inc. (the “Company”) filed a prospectus supplement to the Company’s Registration Statement on Form S-3 (Registration No. 333-216316) (the “Registration Statement”) relating to the Company’s previously announced rights offering (“Rights Offering”). Pursuant to the Rights Offering, the Company is distributing to holders of the Company’s common stock, par value $0.01 per share (the “Common Shares”), one nontransferable subscription right (a “Right”) to purchase 1.4 Common Shares for each Common Share held as of 5:00 p.m., New York City time, on March 15, 2018 (the “Rights Distribution Record Date”), at a price of $3.00 per Common Share. The Company will not issue fractional Rights, or pay cash in lieu of fractional Rights.

The Rights may be exercised at any time during the subscription period, which will commence on March 19, 2018. The Rights will expire if they are not exercised by 5:00 p.m., New York City time, on April 10, 2018, unless the Company extends the Rights Offering period. The Rights Offering does not include an oversubscription privilege.

The Company expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement for the Rights Offering to shareholders as of the Rights Distribution Record Date beginning on or about March 19, 2018.

On March 19, 2018, the Company also issued a press release regarding the Rights Offering, a copy of which is filed as Exhibit 99.6 hereto and is incorporated herein by reference.

The Company is filing herewith the following exhibits to the Registration Statement:
1.    Form of Rights Certificate;
2.    Opinion of Jones Day relating to certain tax matters;
3.    Form of Instructions for Rightsholders;
4.    Form of Notice to Stockholders Who Are Acting as Nominees;
5.    Form of Notice to Rightsholders Who Are Record Holders;
6.    Form of Beneficial Owner Election Form, and
7.    Form of Shareholder Notice required by the New York Stock Exchange.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The Rights Offering will be made only by means of a prospectus supplement, copies of which will be mailed to all eligible record date shareholders and can be accessed through the Securities and Exchange Commission’s website at www.sec.gov. A copy of the prospectus supplement may also be obtained from the information agent, D.F. King & Co., Inc., toll free at (800) 283-3192 or via email at bw@dfking.com. Additional information regarding the rights offering is set forth in the Company’s prospectus supplement filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
4.1	Form of Rights Certificate
8.1	Opinion of Jones Day relating to certain tax matters
23.1	Consent of Jones Day (included in Exhibit 8.1)
99.1	Form of Instructions for Rightsholders
99.2	Form of Notice to Stockholders Who Are Acting as Nominees
99.3	Form of Notice to Rightsholders Who Are Record Holders
99.4	Form of Beneficial Owner Election Form
99.5	Form of Shareholder Notice required by the New York Stock Exchange
99.6	Launch Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

March 19, 2018	By:	/s/ J. André Hall
J. André Hall
Senior Vice President, General Counsel and Corporate Secretary